The Skin Cancer Diagnostics Company 19th Annual Needham Virtual Healthcare Conference April 15, 2020 NASDAQ:CSTL

DISCLAIMERS › Forward-Looking Statements The information in this presentation contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning the effects of the COVID-19 pandemic on our business and our efforts to address its impact on our business, our anticipated milestones, including expected commercial availability of our pipeline products, estimated total addressable market attributable to our pipeline products, and our plans for commercial expansion, including anticipated number of sales territories. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, the risks set forth in our Annual Report on Form 10-K for the year ended December 31, 2019, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law. DecisionDx, DecisionDx-UM, DecisionDx-Melanoma, and the Castle Biosciences logo are the registered trademarks of Castle Biosciences, Inc. This presentation may also contain trademarks and trade names that are the property of their respective owners. 2

CASTLE BIOSCIENCES COVID-19 RESPONSE › At Castle Biosciences, we recognize that this is a challenging time, perhaps more so for those who are diagnosed with cancer. As the COVID-19 pandemic evolves, we remain committed to serving patients who have been diagnosed with melanoma and the clinicians who treat them. › Based on CMS guidance, we consider the diagnosis of cancer to be an essential medical service. Our tests are designed to guide the treatment plans made in the immediate post-diagnosis of melanoma time period. COVID-19 has not changed this fact. We expect the disease management decisions that our tests impact to continue to be a critical care area. This being said, we can not predict with certainty the impact of COVID-19. › However, we do anticipate a potential near-term decrease in test report volume due to a decline in orders for our tests resulting from 1) the rescheduling of routine skin checks and 2) delays in biopsies performed. Due to the fluidity of the situation, we are uncertain how long the delay will be for patients to reschedule visits, therefore, we are uncertain to the impact to our near-term volume and revenue. We do expect these visits will be made up at some point, though we can not predict pace or timing. › We also expect patients to continue being seen by clinicians for a worrisome lesion in the near-term, without a significant delay, due to the critical nature of cancer diagnosis. › In our effort to provide uninterrupted access to our DecisionDx-Melanoma test and DecisionDx-UM test, we have made adjustments to our operations. These adjustments are designed to keep our employees safe and comply with federal, state and local guidelines, including those regarding social distancing. Importantly, these adjustments are designed to minimize impacts on turnaround time in reporting test results. › Additionally, based upon the analysis of our supply channel, we believe we have adequate reagent and consumable inventory levels and do not anticipate an impact to our ability to deliver test results due to supply channel concerns. › We believe our cash and cash equivalents ($98.8M as of 12/31/19) and anticipated cash generated from sales of our products will be sufficient to fund our operating expenses for the foreseeable future. › It is our priority to keep our employees and their families safe and help the communities in which we live and work reduce the number of people impacted by the virus. We will continue to monitor this fluid situation very closely and make any necessary adjustments. 3

CASTLE BIOSCIENCES Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-Effective Diagnostics › INNOVATIVE PRODUCTS › Two commercialized products that improve treatment decisions for patients with melanoma › 95% of commercial emphasis currently on skin melanoma (DecisionDx®-Melanoma) $2.0B › Pipeline products → Two additional skin cancer products expected to launch in second half of 2020 U.S. TAM › DecisionDx-SCC › Suspicious Pigmented Lesions › HIGH VOLUME GROWTH and STRONG FINANCIALS › 4Q2019 DecisionDx-Melanoma volume increased by 37% over 4Q2018 › 2019 Revenue: $52 million vs $23 million in 2018 › 2019 Gross Margin: 86% vs 77% in 2018 › Cash at December 31, 2019, of $99 million › ADVANCING EVIDENCE DEVELOPMENT › 23 peer-reviewed publications for DecisionDx-Melanoma; Positive NCCN shift › Both DecisionDx-Melanoma and DecisionDx-UM achieved Category I MAAA CPT code status 4

STRONG FINANCIAL POSITION AND GROWTH TRAJECTORY Report Volume Growth Revenue (M) $51.9 17,055 DecisionDx-UM DecisionDx-Melanoma 13,445 $17.6 10,614 $10.7 $14.8 $22.8 $8.8 $11.4 $3.6 $4.0 $3.7 7,490 1Q 2Q 3Q 4Q Full Year 3,956 2018 2019 2015 2016 2017 2018 2019 Other financial metrics 2018 2019 Operating Cash Flow $(12.3) million $7.0 million Ending Cash Balance $98.8 million 5

CASTLE'S DERMATOLOGICAL CANCER PRODUCTS & CURRENT PIPELINE TARGET AN ESTIMATED $2.0B U.S. TOTAL ADDRESSABLE MARKET[1]

	MELANOMA	SQUAMOUS CELL CARCINOMA	SUSPICIOUS PIGMENTED LESIONS
INITIAL CASTLE ADDRESSABLE MARKET[2]	**~130,000 patients** classified as Stage I, II or III **~$540M Estimated U.S. TAM**	**~200,000 patients** present with high-risk features **~$820M Estimated U.S. TAM**	**~300,000 patients** with an indeterminant biopsy **~$600M Estimated U.S. TAM**
COMPANIES WITH ADRESSABLE OFFERINGS IN THE U.S.	**Castle:** DecisionDx MELANOMA	**Castle (proj. 2H2020):** DecisionDx-SCC	**Castle (proj. 2H2020):** GEP test for Suspicious Pigmented Lesions Myriad Genetics: myPath®Melanoma

[1]U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

[2] Annual U.S. incidence for Stage I, II o r III melanoma estimated at 130,000; Annual U.S. incidence for squamous cell carcinoma estimated at 1,000,000 with addressable market limited to carcinomas with one or more high risk features; Annual U.S. incidence for suspicious pigmented lesion biopsies estimated at 2,000,000 with addressable market limited to the 15% with an indeterminant biopsy.

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CASTLE'S PRODUCTS & PRODUCT PIPELINE

		DEVELOPMENT			VALIDATION			COMMERCIALIZATION			
		Secure Samples	**Assay Development**	**Algorithm Development**	**Analytical Validation**	**Clinical Validation**	**Clinical Utility**	**Physician Adoption**	**Medicare[1]**	**Commercial Payors**	**Guideline Inclusion**
Currently available	DecisionDx MELANOMA Cutaneous Melanoma	✓	✓	✓	✓ 1 published study	✓ 11 published studies	✓ 7 published studies 4 published systematic reviews/practice guideline	✓ ~3,900 ordering clinicians (2019)	LCD effective Dec 2018 ✓ Covered lives: 60 million	In process	
Currently available	DecisionDx-UM Uveal Melanoma	✓	✓	✓	✓ 2 published studies	✓ 11 published studies	✓ 4 published studies	✓ >130 ordering clinicians (2019)	LCD effective Jul 2017 ✓ Covered lives: 60 million	✓ Covered lives: 83 million	✓
Near term pipeline	DecisionDx-SCC Squamous Cell Carcinoma	✓	✓	✓	✓	✓					
Near term pipeline	**Suspicious Pigmented Lesion**	✓	In process	In process							

[1]Includes Medicare Advantage.

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SIGNIFICANT ACHIEVEMENTS AND EXPECTED FUTURE MILESTONES

Continued evidence development for all commercialized products

2018

Dec 2018: Initial LCD effective for DecisionDx-Melanoma

Feb 2019: Expanded outside sales territories to 23

2019

Aug 2019: Expanded draft LCD for DecisionDx-Melanoma posted

July 2019: IPO

Dec 2019: Expanded outside sales territories to 32

2020

2H2020: Anticipate LCD expansion for DecisionDx-Melanoma effective

2H2020: Expected launch of SPL test

2H2020: Expected launch of DecisionDx-SCC

2H2020: Expected initiation of work on additional dermatology pipeline products

2H2020: Expected commercial team expansion

2021

Late 2021: Potential draft LCD for DecisionDx-SCC and suspicious pigmented lesion (SPL) products

2022

2022: Potential effective LCD for DecisionDx-SCC and suspicious pigmented lesion (SPL) products

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The Skin Cancer Diagnostics Company

DECISIONDX-MELANOMA INFORMS THESE TWO IMPORTANT CLINICAL DECISIONS AND IMPACTS TREATMENT PLANS

Diagnosis of localized cutaneous melanoma

DecisionDx MELANOMA

1

Is the risk of SLN-positivity high enough to warrant referral for the SLNB surgery?

Tumor thickness, age, and DecisionDx-Melanoma

2

Is the risk of recurrence high enough to warrant initiation of imaging, high frequency follow-up, adjuvant therapy, and clinical trial enrollment?

Tumor thickness, ulceration, SLN status and DecisionDx-Melanoma

1 LIMITATIONS OF CURRENT STAGING TO INFORM SLNB SURGERY



12%
11%
18%
$20-24k
SLNB Positivity
Average Complication Rate
Median Regional False Negative Rate
Average Reimbursed Cost

2 RISK OF RECURRENCE MANAGEMENT



Deaths from Melanoma:
66%
34%
"Low-risk" Patients
"High-risk" Patients

SLN = sentinel lymph node; SLNB = sentinel lymph node biopsy. MCR=Medicare Cost Report.
Source: AJCC v7 *J Clin Oncol* 2009; SEER data release 2017; Morton et al. *N Engl J Med* 2014; Whiteman et al. *J Invest Dermatol* 2015; Shaikh et al. *J Natl Cancer Inst* 2016; Poklepovic and Carvajal. *Oncology* 2018; Sondak and Zager. *Ann Surg Oncol* 2010. Moody et al. *Euro Jrnl Surg Onc* 2017.

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DECISIONDX-MELANOMA WORKFLOW: AFTER DIAGNOSIS FOR MORE ACCURATE PREDICTION OF RISK



Decision Dx
MELANOMA
Patients with Stage I – III Melanoma
Primary CM Tissue (FFPE)
Castle CAP/CLIA Certified Lab
RNA Isolation
31 Gene Expression Profile
Proprietary Algorithm Predicts Class
Class 1:
Low risk of SLN positivity (eligible T1-T2)
Low risk of melanoma recurrence (T1-T4)
1A
Lowest risk
1B
Low risk
Class 2:
Higher risk of SLN positivity (eligible T1-T2)
High-risk of melanoma recurrence (T1-T4)
2A
High-risk
2B
Highest risk

Gerami et al. *Clin Cancer Res* 2015; Gerami et al. *JAAD* 2015; Zager et al. *BMC Cancer* 2018; Gastman et al. *JAAD* 2019

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DECISION 1 : SLNB SURGERY RULE OUT IN T1-T2 MELANOMAS Probability of a Positive Sentinel Lymph Node1 DecisionDx- DecisionDx-Melanoma Class 1A identifies a Melanoma All Ages ≥65 years 55-64 years <55 years Result (n=1065) (n=448) (n=247) (n=370) low risk for SLN positivity similar to stage T1a patients (for whom SLNB is not Class 1A 4.6% 1.6% 4.9% 7.6% recommended) Class 1B/2A 10.8% 6.9% 7.7% 19.6% Class 2B 18.8% 11.9% 30.8% 24.0% Class 1A Outcomes (all ages) Median follow-up MSS OS DMFS RFS Class 1A patients show excellent 5-year survival outcomes in >5 years 99.6% 98.2% 95.3% 93.5% long-term archival studies1 Outcomes confirmed in prospective, multi-center study2 3.2 years n/r 99.4% 98.7% 96.6% Data shows DecisionDx-Melanoma could result in 74% fewer SLNB surgeries, potentially saving U.S. healthcare system $250M1,3 1Vetto et al. Future Oncol 2019. 2Hsueh et al. Poster discussion abstract, ASCO 2019. 3Clearview health economic model, data on file. T1-T2 tumors are ≤2.0mm thick (“Breslow’s” thickness or depth). MSS = melanoma specific survival. OS = overall survival. DMFS = distant metastasis free survival. RFS = recurrence free survival. 12 n/r = not reported.

2 DECISIONDX-MELANOMA IS A SIGNIFICANT INDEPENDENT PREDICTOR OF OUTCOMES Archival, Multi-center1 Archival, Multi-center2 Prospective, Multi-center3 Prospective, Multi-center4 Disease-Free Survival Melanoma Specific Survival Recurrence-Free Survival Recurrence-Free Survival Stage I-II Stage I-III Stage I-III Stage I-II 10 10 10 30 ** ** 9 9 ** 9 25 8 8 8 7 7 7 ** 20 6 6 6 ** 5 5 5 15 4 4 4 ** 10 3 3 3 Hazard Ratio Hazard (multivariate)* ** 2 2 2 Hazard Ratio Hazard (multivariate)* ** 5 1 1 ** 1 ** 0 0 0 0 AJCC high risk Class 2 Thickness Mitotic rate Thickness Mitotic rate AJCC high risk Age Class 2 Ulceration SLN + Ulceration SLN + Class 2B *Hazard ratio is continuous for thickness, categorical for other endpoints; **Statistically significant Class 2 Data shown are from the first and most recent publications for archival and prospective studies 13 1Gerami et al. Clin Cancer Res 2015. 2Gastman et al. Jrnl Amer Acad Dermatol 2019. 3Hsueh et al. Jrnl Hematol Oncol 2017. 4Podlipnik et al. Jrnl Eur Asso Veneral and Derm 2019.

DECISION 2 : 50% OF PATIENTS HAD A CHANGE IN MANAGEMENT

4 consecutive clinical impact studies have shown 47-53% change in risk of recurrence management

Changes in patient management include:

- Imaging and labs
- Sentinel lymph node biopsy guidance
- Clinical visit frequency
- Referrals

Study	Design	# of Patients	% Change in Management
Berger[1]	Prospectively tested cohort, multi-center. Retrospective pre test / post test management.	156	**53%**
Dillon[2]	Prospective, multi-center: pre test / post test management	247	**49%**
Farberg[3]	169 physician impact study: patient vignettes with pre test / post test management	n/a	**47-50%**
Schuitevoerder[4]	Prospectively tested cohort, single center. Retrospective pre test / post test management; and modeling of prospective cohort	91	**52%**

[1]Berger, et al. 2016 Curr Med Res Opin; [2]Dillon et al. 2018 Skin; [3]Farberg et al. 2017 Jrnl Drugs Derm; [4]Schuitevoerder, et al. 2018 Jrnl Drugs Derm.

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DECISIONDX-MELANOMA INFORMS BOTH PRIMARY TREATMENT DECISIONS, ADDRESSING THE ISSUES OF OVER- AND UNDER-TREATMENT

1 *Rule-out SLNB for T1-T2 melanoma patients, including T1a with adverse features*

Class 1A: <5% SLN positivity and favorable prognosis
Class 1B-2B: ≥5% SLN positivity and higher rates of metastasis

SLNB decision: T1a with adverse features and T1b-T2

T1a	T1a HR	T1b	T2	T3	T4

Risk of recurrence: Any T ≥0.3 mm

2 *Guide follow-up, referrals, imaging and adjuvant therapy decisions for patients with any T ≥0.3 mm.*

Class 1A: lowest risk
Class 1B: low risk
Class 2A: high-risk
Class 2B: highest risk

Vetto et al. Future Oncol 2019; Marks et al SKIN J Cutaneous Med 2019

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23 STRONG PEER-REVIEWED PUBLICATIONS SINCE 2015 FOR DECISIONDX-MELANOMA

Validation & Performance Studies

- Vetto et al. *Future Oncol* 2019
- Gastman et al. *JAAD* 2019
- Gastman et al. *Head & Neck* 2019
- Zager et al. *BMC Cancer* 2018
- Ferris et al. *JAAD* 2017
- Gerami et al. *CCR* 2015
- Gerami et al. *JAAD* 2015
- Cook et al. *Diagn Pathol* 2018

Prospective Studies

- Keller et al. *Cancer Med* 2019
- Podlipnik et al. *JEADV* 2019
- Greenhaw et al. *Dermatol Surg* 2018
- Hsueh et al. *J Hematol Oncol* 2017

Systematic Reviews and Practice Guidelines

- Berman et al. *SKIN* 2019
- Dubin et al. *Am J Clin Dermatol* 2019
- Winkelmann et al. *Derm Clin* 2017
- Greenhaw et al. *JAAD* 2020

Clinical Impact Studies

- Marks et al. *SKIN* 2019
- Mirsky et al. *J Drugs Dermatol* 2018
- Dillon et al. *SKIN* 2018
- Schuitevoerder et al. *J Drugs Dermatol* 2018
- Svoboda et al. *J Drugs Dermatol* 2018
- Farberg et al. *J Drugs Dermatol* 2017
- Berger et al. *CMRO* 2016

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CASTLE’S LEAD PRODUCT, DECISIONDX-MELANOMA, INCREASED 29% IN 2019 YEAR-OVER-YEAR FROM 2018 DecisionDx-Melanoma DecisionDx-Melanoma Test DecisionDx-Melanoma Test Report Growth 4Q19 Report Growth New Ordering Clinicians 2019 4480 15,529 3270 12,032 24% 37% 9,300 29% 6,295 2,858 4Q18 4Q19 2015 2016 2017 2018 2019 2018 2019 17

PIPELINE PRODUCTS LEVERAGE OUR EXISTING COMMERCIAL CHANNEL Outside Sales Territories Call Points Product Primary Secondary 401 32 Dermatology (including Mohs), Dermatopathology Surgeons Medical Oncology 23 15 16 15 14 2 Dermatology (including Mohs), Dermatopathology Surgeons Medical Oncology Suspicious 3 Dermatopathology Dermatology 2015 2016 2017 2018 Feb 19 Dec 19 2H20 Pigmented Lesions 1Expected commercial expansion in 2H20 to at least ~40 outside sales territories. 2Expected commercial launch in 2H20. 3Expected commercial launch in 2H20. 18

PRODUCT PIPELINE The Skin Cancer Diagnostics Company

TREATMENT PATHWAYS IN SQUAMOUS CELL CARCINOMA OF THE SKIN (SCC) ARE BASED UPON RISK OF METASTASIS “Low” Risk Treatment plans may include: 80% of › Curettage and electrodesiccation patients or Mohs or WLE Clinicopathologic factors determine Biopsy high vs low-risk based diagnosis of SCC high-risk is defined as having one or more clinicopathologic factors Treatment plans may include: “High” Risk › Mohs or WLE 20% of › Radiation therapy patients › Chemotherapy › Some centers perform SLNB LIMITATIONS OF CURRENT STAGING SYSTEMS (AJCC [head/neck only], BWH, NCCN): LOW POSITIVE PREDICTIVE VALUE (PPV): AJCC = 14-17%. BWH = 24-38%. NCCN <10%. NCCN Guidelines v2.2019 20

DECISIONDX-SCC APPROPRIATE USE IS TARGETED TO THE HIGH-RISK PATIENT AND PROVIDES FOR DIFFERENTIAL ACTIONS “Low” Risk Treatment plans may include: 80% of › Curettage and electrodesiccation patients or Mohs or WLE Clinicopathologic factors determine Biopsy high vs low risk based diagnosis of SCC High-risk is defined as having one or more clinicopathologic factors Class 2A Treatment plans may include: “High” Risk result › Mohs or WLE 20% of › Radiation therapy patients Class 2B › Chemotherapy result › Some centers perform SLNB Clinical Validation Study presented at Amer Soc Derm Surgery (Oct 2019): • n=321. 93% of patients were staged as “high-risk”. 16% overall metastatic rate. • NPV of Class 1 test result = 91%. 63% of patients were Class 1. • PPV of Class 2B test result = 60%. 21

SUSPICIOUS PIGMENTED LESIONS: PRODUCT CANDIDATE

ADJUNCT DIAGNOSTIC SUPPORT FOR HISTOPATHOLOGICALLY CHALLENGING LESIONS

Attractive Market	Implications of Over- and Undercalling Melanoma
~2 million suspicious pigmented lesions biopsied annually **~300,000 biopsies cannot be confidently confirmed as melanoma or benign lesion through histopathology alone**	**Overcalling can lead to:** › Unnecessary surgery potentially including SLNB › Unnecessary follow-up including imaging, and potentially adjuvant therapy and/or clinical trial participation **Undercalling can miss:** › The most dangerous form of skin cancer

Our Development Goal: Improve decision points through increased positive predictive value and identification of low-risk patients actually at high-risk of recurrence

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The Skin Cancer Diagnostics Company

DecisionDx-UM: STANDARD OF CARE

Strong Evidence Base

- 15+ peer-reviewed publications, 2,000+ patients

Widespread adoption

- 90%+ of U.S. ocular oncology institutions order
- 1,526 reports issued in 2019

Broad Coverage

- 143+ million total lives covered
- Medicare LCD covers patients with a confirmed diagnosis and no evidence of metastatic disease
- "Existing ADLT" status effective May 2019

AJCC and NCCN Guideline Inclusion

Uveal Melanoma – A Rare Eye Cancer

↓

~1,600 patients diagnosed in the U.S. annually

~97% of patients – no evidence of metastatic disease at the time of diagnosis

~30% will develop metastases within 3 years

↓

DecisionDx-UM

(Uveal Melanoma)

15-Gene Expression Profile (GEP) Test

Low-risk: **~67%**	High-risk: **~33%**
Low Intensity Management	High Intensity Management

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FINANCIAL OVERVIEW The Skin Cancer Diagnostics Company

KEY PERFORMANCE INDICATORS DRIVING GROWTH › 2019: Expanded sales territories from 14 to 32 Report › Further expansion planned for 2H20 from 32 to at least ~40 Volume › 4Q19 vs 4Q18, DecisionDx-Melanoma report volume up 37%. New ordering clinicians up 24% in 2019 vs 2018 Revenue › DecisionDx-Melanoma ASP: Significant growth 2019 vs 2018 › Expanded draft LCD posted August 22, 2019 Reimbursement › 4/1/20-12/31/21 PAMA rate = $7193 › DecisionDx-UM ASP: Continued 2019 over 2018 growth. PAMA rate effective Jan 1, 2021 Gross › 86% in 2019 Margin › Expect continued margin expansion driven by increasing ASPs and efficiencies of scale Profitability › 2 pipeline products expected to commercially launch in 2H2020, with additional New Product estimated $1.4B+ U.S. TAM Development Pipeline › Expect to leverage our existing sales channel to support the launch of additional products 26

STRONG 2019 REVENUE AND GROSS MARGIN Net Revenue ($ in millions) Gross Margin ($ in millions) $52 $45 $23 $17 2018 2019 2018 2019 Gross Margin % 77% 86% 27 Source: Company financials.

CASTLE BIOSCIENCES Improving Health Outcomes Of Patients With Skin Cancer Through Innovative, Clinically Actionable, Cost-Effective Diagnostics › INNOVATIVE PRODUCTS › Two commercialized products that improve treatment decisions for patients with melanoma › 95% of commercial emphasis currently on skin melanoma (DecisionDx®-Melanoma) $2.0B › Pipeline products → Two additional skin cancer products expected to launch in second half of 2020 U.S. TAM › DecisionDx-SCC › Suspicious Pigmented Lesions › HIGH VOLUME GROWTH and STRONG FINANCIALS › 4Q2019 DecisionDx-Melanoma volume increased by 37% over 4Q2018 › 2019 Revenue: $52 million vs $23 million in 2018 › 2019 Gross Margin: 86% vs 77% in 2018 › Cash at December 31, 2019, of $99 million › ADVANCING EVIDENCE DEVELOPMENT › 23 peer-reviewed publications for DecisionDx-Melanoma; Positive NCCN shift › Both DecisionDx-Melanoma and DecisionDx-UM achieved Category I MAAA CPT code status 28

The Skin Cancer Diagnostics Company THANK YOU

Appendix 28

2 DECISIONDX-MELANOMA FURTHER STRATIFIES RISK OF RECURRENCE BEYOND AJCC (8TH Ed.) STAGING Stage NCCN I II III Risk Category 100 99.6% 98% >99% 94.8% Low Risk ≈AJCC IA ≈AJCC IA ≈AJCC IIA Stage I-IIA 90 89.5% 90% ≈AJCC IIIA 84.7% ≈AJCC IIIB 80 High Risk 77% Stage IIB-III AJCC MSS 70 Castle Class 1A MSS Castle Class 2B MSS 61.2% Melanoma - Specific Survival (%) (MSS) ≈AJCC IIIC+ 60 31 Prado et al. SKIN J Cutan Med 2018:suppl 2. n=690

LEADERSHIP TEAM Board of Directors Name Prior Experience Name Derek Maetzold Founder, Director, Dan Bradbury President and CEO Frank Stokes Derek Maetzold Chief Financial Officer Bernhard Spiess Bonnie Anderson Chief Business Officer Toby Juvenal Stuart Mara Aspinall Senior Vice President, Pharmaceuticals Sales Kristen Oelschlager, RN, CHC Brad Cole Senior Vice President, Operations Federico Monzon, MD, Joe Cook, III FCAP Chief Medical Officer Robert Cook, PhD Miles D. Harrison Vice President, Research & Development David Kabakoff 32